                            SCHEDULE 14A INFORMATION


  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934


Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ /      Definitive Proxy Statement

/X/      Definitive Additional Materials (1)

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12


                         CHARTER ONE FINANCIAL, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         CHARTER ONE FINANCIAL, INC.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)(2):

/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)      Proposed maximum aggregate value of transaction:


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount previously paid:

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

(1)      Personal solicitation materials filed pursuant to Section 240.14a-6(c).
(2)      No Fee required.

                                                                       (SLIDE 1)


                              [CHARTER ONE LOGO]*


                          CHARTER ONE FINANCIAL, INC.


* Logo consists primarily of map of the United States with one large star and horizontal stripes. Map also contains the phrase "FIRST IN THE UNITED STATES."

                                                                       (Slide 2)


                             COFI PROFILE (6/30/95)



            Total Assets:                     $6.3 Billion

            Total Deposits:                   $4.4 Billion

            Market Cap:                       $550 Million

            Shares Outstanding:               23.0 Million

            Equity to Assets:                 6.48%

            Locations:                        94

            Rank:                             Largest Thrift in Ohio
                                              7th Largest Federally Insured
                                               Institution in Ohio

                                                                       (Slide 3)


                            COFI SIGNIFICANT RATIOS



                                            6 MONTHS
                                            6-30-95
CATEGORY                                    ANNUALIZED       1994         1993         1992
--------                                    ----------       ----         ----         ----
R.O.E.*                                       8.54%         17.92%       18.07%       18.70%

R.O.A.*                                       1.15%          1.18%        1.23%        1.01%

Equity to Assets                               6.48%         6.02%        7.09%        5.93%

Efficiency Ratio                              49.32%        50.49%       51.14%       57.40%

Non-Perf. Assets                                .47%          .62%         .89%        1.04%

P/E                                             8.0x          6.5x         7.4x         9.1x

Book Value                                    $18.27        $16.35       $16.41       $13.36

Tangible Book Value                           $17.58        $16.14       $16.36       $13.36


                                        *  Prior to Cumulative Effect of
                                           FASB 109 for the Twelve
                                           Months Ended December 31,
                                           1993

                                                                       (SLIDE 4)


                              COFI:  Proven Merger
                                  Track Record



         15 since 1980, Driver of:

         Superior ROE*                                      18.31%

         Superior ROA*                                       1.14%

         EPS Growth compounded annually**                    19.4%

          *Average 1/1/92-6/30/95
         **12/31/88-6/30/95

                                                                       (SLIDE 5)

                              COFI EARNINGS GROWTH

                   (narrative summary of graphic information)


         Slide contains a graph illustrating the earnings growth of COFI. Earnings per share calculations are prior to the cumulative effect of change in accounting principle and extraordinary items. The graph shows earnings per share of (i) $.90 in 1988; (ii) $1.14 in 1989; (iii) $1.24 in 1990; (iv) $2.10
in 1991; (v) $2.20 in 1992; (vi) $2.67 in 1993; (vii) $2.92 in 1994; and (viii)
$1.56 for the six months ended June 30, 1995. The graph demonstrates a growth rate of 19.4% compounded annually. The graph also reflects the acquisitions of
(i) First Akron, in 1989; (ii)  Western, in 1989; (iii) Broadview, in 1990;
(iv) Civic, in 1991; (v) Toledo, in 1991; (vi) First American, in 1992; and
(vii) Women's Federal, in 1993.

                                                                       (SLIDE 6)


                           COFI: DIVIDENDS PER SHARE
                              (Declared and Paid)

                   (narrative summary of graphic information)


         Slide contains a graph illustrating the growth in dividends per share of COFI. The graph shows dividends per share of (i) $.21 in 1989; (ii) $.25 in 1990; (iii) $.28 in 1991; (iv) $.31 in 1992; (v) $.42 in 1993; (vi) $.59 in
1994; (vii) $.76 in 1995 (based on annualized August 1995 dividend).

                                                                       (SLIDE 7)

                             COFI EFFICIENCY RATIO

                   (narrative summary of graphic information)


         Slide contains a graph illustrating the declining efficiency ratio (other expenses divided by net interest income and other income, not including gain on sale) of COFI. The graph shows efficiency ratios of (i) 71% in 1988;
(ii) 70% in 1989; (iii) 66% in 1990; (iv) 60% in 1991; (v) 57% in 1992; (vi)
51% in 1993; (vii) 50% in 1994; and (viii) 49% for the six months ended June 30, 1995. The graph also reflects the acquisitions of (i) First Akron, in 1989; (ii) Western, in 1989; (iii) Broadview, in 1990; (iv) Civic, in 1991;
(v) Toledo, in 1991; (vi) First American, in 1992; and (vii) Women's Federal, in 1993.

                                                                       (SLIDE 8)


                   (narrative summary of graphic information)


         Slide contains a map of Michigan and Ohio showing locations of COFI and FFOM branch offices. Branch office locations are surrounded by an ellipse with the words "IMPACT" in the ellipse. The FFOM and COFI logos are included at the upper left and lower right corners of the slide, respectively.

                                                                       (Slide 9)



                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                     Proforma Merged COFI Profile (6/30/95)


              Total Assets:                      $12.9 Billion

              Total Deposits:                    $6.9 Billion

              Market Cap:                        $1.3 Billion

              Equity to Assets:                  6.4%

              Locations:                         157

              Rank:                              5th Largest Market
                                                 Cap Thrift in U.S.

                                                                      (SLIDE 10)



                                     IMPACT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      Transaction Overview:  Organization


Name:                     Charter One Financial, Inc.
                          Nasdaq/NMS:  COFI

Headquarters:             Cleveland, Ohio

Management:               Charles John Koch, Chief Executive Officer (COFI)
                          Richard W. Neu, Chief Financial Officer (FFOM)
                          Mark D. Grossi, Chief Retail Banking Officer(COFI)
                          John D. Koch, Chief Lending and Credit Officer (COFI)
                          Anthony V. Sisto, Michigan Division President

Board Composition:        50%-50% (16 members total)
                          Charles John Koch, Chairman (COFI)
                          Jerome L. Schostak, Vice Chairman (FFOM)

                                                                      (SLIDE 11)


                                     IMPACT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             Transaction Highlights


Benefits to COFI:         Adds S.E. Michigan households
                          Expansion of proven retail strategy
                          Access to low cost retail funding base
                          Leverage COFI operating capacity and systems
                           for improved efficiency


Benefits to FFOM:         Accelerates retail strategy
                          Allows better utilization of distribution
                           system
                          Retains capital management flexibility
                          Energizes earnings momentum


Shared Benefits:          Enhanced earnings growth opportunities
                          Enhanced market share
                          Enhanced capital ratio

                                                                      (SLIDE 12)


                                 IMPACT RESULT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Proforma Market Capitalization

                     Dollars in Millions (August 31, 1995)


Largest Publicly Traded Thrifts                       Market Capitalization
-------------------------------                       ---------------------
(1)      Great Western Financial                          $3,154.2
(2)      Golden West Financial                             2,797.0
(3)      H.F. Ahmanson                                     2,781.3
(4)      Washington Mutual                                 1,608.1
(5)      COFI (proforma)                                   1,355.6
(6)      GP Financial Corp.                                1,306.4
(7)      Dime Bancorp                                      1,318.7
(8)      Standard Federal                                  1,229.6
(9)      TCF Financial                                       971.2
(10)     Washington Federal                                  921.0

                                                                      (SLIDE 13)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Strategic Plan


         *       Reposition FFOM balance sheet

                 - To reduce interest rate risk
                 - To simplify asset/liability composition

         *       Maintain one holding company/one bank concept

         *       Expand retail banking focus in Michigan

         *       Expand lending programs in Michigan

         *       Maintain low cost operating advantage

                                                                      (SLIDE 14)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Credit Risk Ratios (6/30/95)


                                                                                                    Pro-forma
                                                       COFI                   FFOM                 Combination
                                                       ----                   ----                 -----------
Non-performing Assets to
Total Assets                                           0.47%                  0.29%                   0.42%

Allowance for Loan Losses
to Non-performing Loans                              171.37%                131.24%                 151.67%

Allowance for Loan Losses
to Average Loans                                       1.01%                  0.90%                   0.96%

                                                                      (SLIDE 15)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        1995:  Transition Year for FFOM


                 1994:    1st Quarter balance sheet restructuring

                 1995:    * $1.2 billion of interest rate swaps mature
                          * MBS cashflow redeployed into liquidity
                          * Refocus on retail banking and lending



                 ....This merger accelerates the transition....

                                                                      (SLIDE 16)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Balance Sheet Repositioning


* Eliminate remaining $850 million of interest rate swaps

* Sell $2 billion of fixed-rate assets

* Repay $2 billion of short-term liabilities

* Repositioning & transaction charges of up to $87 million after-tax

                                                                      (SLIDE 17)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   Proforma Combination Highlights (6/30/95)
                                     Assets
                                  ($ millions)

                                                                                          Pro-Form
                                                 COFI                 FFOM              Adjustments          Combined
                                                 ----                 ----              -----------          --------
Loans                                           $3,700               $2,900                $(400)            $6,200

Mortgage-Backed
 Securities                                      2,000                4,300                 (900)             5,400

Liquidity                                          320                1,020                 (700)               640

Total Assets                                     6,300                8,500               (1,900)            12,900

                                                    Liabilities & Equity
Retail Deposits                                 $4,400               $2,900                 (400)            $6,900

Borrowings                                       1,400                5,000               (1,500)             4,900

Equity                                             410                  481                  (67)               824

                                                                      (SLIDE 18)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        Risk Profile of Combined Company


* Outstanding asset quality (NPA ratio: 0.42%)

* Dramatic reduction of borrowings and interest rate derivatives

* Capital in excess of 6%

* No meaningful goodwill or intangible assets

* Efficiency ratio 50%

                                                                      (SLIDE 18)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        Risk Profile of Combined Company


* Outstanding asset quality (NPA ratio: 0.42%)

* Dramatic reduction of borrowings and interest rate derivatives

* Capital in excess of 6%

* No meaningful goodwill or intangible assets

* Efficiency ratio 50%

                                                                      (SLIDE 19)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            Proforma Earnings ($000)



                                            $ Net Income             $ Per Share
                                            ------------             -----------
2nd Quarter 1995 Annualized
 COFI Core Earnings                         $72,700                     $3.16
2nd Quarter 1995 Annualized
 FFOM Core Earnings                          45,200                       ---
Benefit of 1995 FFOM Swap
 Roll Off                                    22,000                       ---
                                            -------                     -----
     Combined Earnings*                     139,900                      3.05
                                            =======                     =====



After-Tax Synergy Savings                      7,300   to   9,800        0.16   to   0.21
Balance Sheet Repositioning                    4,200   to   6,500        0.09   to   0.14
                                            --------     --------       -----       -----
                                            $151,400     $156,200       $3.30       $3.40
                                            ========     ========       =====       =====


                                                                  4.4% to 7.6%
                                                                 (% change from
                                                                COFI Standalone)


*Based on 45.9 million shares at 1.2 exchange ratio

                                                                      (SLIDE 20)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Identified Expense Reductions

                               9% of Combined G&A
            Estimated total $15 million (3/4 to be realized in 1996)



Consolidate                                                             Reduce
-----------                                                             ------
* Branch operations support                            * Professional services
* Data processing functions                            * FDIC insurance expense
* Financial functions
* Human resources
* Holding company/
  administrative expense
* Loan servicing

                                                                      (SLIDE 21)



                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          Proforma Retail Deposit Mix
                                   (6/30/95)


                   (narrative summary of graphic information)


Slide contains a pie chart displaying the components of the proforma retail deposit mix as of June 30, 1995, which were the following: (i) retail certificates, 62.5%; (ii) passbook accounts, 15.4%; (iii) money market accounts, 12.2%; and (iv) checking accounts, 9.2%. At June 30, 1995, FFOM had $2.5 billion in deposits with a weighted average cost of 4.17%, and COFI had $4.4 billion in deposits with a weighted average cost of 4.80%.

                                                                      (SLIDE 22)


                      COFI RECURRING CHECKING ACCOUNT FEES

                   (narrative summary of graphic information)


Slide contains a graph illustrating the annual growth in recurring checking account fees. The graph shows fees of (dollars in millions) (i) $7.3 in 1992;
(ii) $9.7 in 1993; (iii) $13.3 in 1994; and (iv) $15.1 for the six months ended June 30, 1995 (annualized).

                                                                      (SLIDE 23)


                            COFI LOAN/LEASE BALANCES

                   (narrative summary of graphic information)


Slide contains a graph illustrating the quarterly growth in loan/lease balances of COFI. The graph shows loan/lease balances of (dollars in billions) (i) $3.24 as of June 30, 1993; (ii) $3.27 as of September 30, 1993; (iii) $3.30 as
of December 31, 1993; (iv) $3.41 as of March 31, 1994; (v) $3.56 as of June 30,
1994; (vi) $3.61 as of September 30, 1994; (vii) $3.64 as of December 31, 1994;
(viii) $3.75 as of March 31, 1995; and (ix) $3.95 as of June 30, 1995.  The
graph demonstrates an annualized growth rate of 10.5% since March 31, 1995.

                                                                      (SLIDE 24)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Enhanced Revenue Opportunities


                         Expand with COFI products

                          * Consumer loan products
                   * Construction lending products
                    * Residential lending products
                            * Transaction accounts


                           Introduce COFI products

              * High performance checking programs
                     * Commercial mortgage lending
                * Corporate and industrial lending
                               * Equipment leasing
                    * Tax deferred annuities sales
                              * Mutual funds sales

                                          Maximize

                             * Capital flexibility

                                                                      (SLIDE 25)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            Future Earnings Drivers



* Incremental loan growth                                   $250 million/year

* Incremental fee revenue                                   $4 to 5 million/year

* Redeployment of excess capital                            $150-200 million*




* as of 12/31/95, in excess of well-capitalized designation

                                                                      (Slide 26)



                              RECENT DEVELOPMENTS



                          -  Supervisory Goodwill Litigation

                          -  BIF/SAIF Issue

                                                                      (SLIDE 27)


                                     IMPACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Impact of the Combination


* Accretive in 1996

* Significant future earnings opportunities

* Substantial resultant capital

* Outstanding asset quality